DOCUMENT SECURITY SYSTEMS, INC. Important Notice Regarding the Availability of Proxy Materials for the Stockholder
Meeting To Be Held on August 26, 2015

First Federal Plaza, First Floor Conference Room, 28 East Main Street, Rochester, NY 14614

This communication is not a ballot, proxy or form of voting. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials which contain important information and are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The Proxy Statement and Annual Report are available at http://viewproxy.com/dsssecure/2015.
If you want to receive a paper copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before August 18, 2015 to facilitate timely delivery. If you do not so request a copy, you will not receive a paper copy.
Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper copies of your proxy materials are provided below and on the reverse side of this Notice.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON.

Please contact Philip Jones at 585-325-3610 for directions to the meeting.

To the Stockholders of DOCUMENT SECURITY SYSTEMS, INC.

Notice is hereby given that the Annual Meeting of Stockholders of Document Security Systems, Inc., will be held on August 26, 2015 at 11:00 a.m. Eastern Standard Time at First Federal Plaza, First Floor Conference Room, 28 East Main Street, Rochester, NY 14614:

1. Election of Directors

Nominees: 01 Robert B. Fagenson, 02 Jeffrey Ronaldi, 03 Robert B. Bzdick, 04 Ira A. Greenstein, 05 Warren Hurwitz

2. Proposal to ratify the appointment of Freed Maxick CPAs, P.C. as the Company’s independent registered public accountants for the fiscal year ending December 31, 2015.

3. Proposal to approve the executive compensation of the Company’s executive officers disclosed in the Summary Compensation Table of the Company’s Proxy Statement.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NAMED NOMINEES AS DIRECTORS AND FOR PROPOSALS 2 AND 3.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

Material for this annual meeting and future meetings may be requested by one of the following methods:

By logging on to http://viewproxy.com/dsssecure/2015.
Have the 11 digit control number available when you access the website and follow the instructions.

Call 1-877-777-2857 TOLL FREE

By email at:requests@viewproxy.com
* If requesting material by email, please send a blank email with the company name and your 11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your email requesting material.

You must use the 11 digit control number located in the box below.

CONTROL NO.

Document Security Systems, Inc.

28 East Main Street, Suite 1525, Rochester, New York 14614

The following proxy materials are available to you for review at: http://viewproxy.com/dsssecure/2015

2015 Proxy Statement

2014 Form 10-K Report

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically.

You must reference your control number to vote by Internet or request a paper copy of the proxy materials.

You May Vote Your Proxy When You View The Material On The Internet

You Will Be Asked To Follow The Prompts To Vote Your Shares

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-877-777-2857

or

By logging onto http://viewproxy.com/dsssecure/2015
or

By email at: requests@viewproxy.com

Please include the company name and your control number in the subject line.